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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                MINDFULEYE, INC.
 -------------------------------------------------------------------------------
                            (Formerly, RABATCO, INC.)
              (Exact name of small business issuer in its charter)


         Nevada                                        87-0616344
-----------------------------------          -----------------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)


Suite 300 - 355 Burrard St.
Vancouver, British Columbia, Canada          V6C 2G6
-----------------------------------          -----------------------------
(Address of principal executive offices)     (Zip Code)


                           Issuer's telephone number:
                                 (604) 638 6800

ITEM  5.          OTHER  EVENTS

Effective April 20, 2001 Ray Torresan has left the company and is no longer the CEO and President of MindfulEye, Inc. or President of its wholly owned subsidiary Mindfuleye.com Systems, Inc.

The Board of Directors of MindfulEye, Inc will handle all functional duties and responsibilities associated with the aforementioned positions directly, on an interim basis.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 24, 2001                    /s/ Amanda Kerr
                                        ---------------------------------------
                                        Amanda Kerr, Secretary